UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  02/14/2005

NOVASTAR FINANCIAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  001-13533

MD	74-2830661
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

8140 Ward Parkway, Suite 300, Kansas City, MO 64114
(Address of Principal Executive Offices, Including Zip Code)

816.237.7000
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 8.01.    Other Events

On February 14, 2005, Mr. Gregory T. Barmore, a director of the Company, entered into a Rule 10b5-1 Sales Plan with a broker-dealer firm. Under the Sales Plan, the broker-dealer is authorized to sell up to 60,000 shares of the Company's common stock pursuant to the terms and conditions of the Sales Plan over a period commencing February 22, 2005 and extending through the earlier of the date all such shares are sold or May 26, 2006, unless the Sales Plan is terminated earlier pursuant to its terms.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

NOVASTAR FINANCIAL, INC.

Date: February 15, 2005.	By:	/s/ Gregory S. Metz
Gregory S. Metz
Chief Financial Officer